Exhibit 32.1


                                  CERTIFICATION


            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of North Coast Partners, Inc., a Delaware corporation (the "Company") does hereby certify with respect to the Quarterly Report of North Coast Partners, Inc. on Form 10-QSB for the quarter ended February 28, 2005 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

(1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of North Coast Partners, Inc.

Dated: April 14, 2005                           NORTH COAST PARTNERS, INC.

                                                /s/Mel Venkateswaran
                                                --------------------------
                                                Mel Venkateswaran
                                                Chief Executive Officer


                                                /s/Wong Peck Ling
                                                --------------------------
                                                Wong Peck Ling
                                                Chief Financial Officer